SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 _______________________________ FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

__________________________________

Date of report (Date of earliest event reported): August 6, 2004 (August 5, 2004)

DOV Pharmaceutical, Inc. __________________________________________________________________________ (Exact name of registrant as specified in charter)

Delaware	000-49730	22-3374365

(State or other jurisdiction	(Commission file number)	(IRS employer
of incorporation)		identification no.)

433 Hackensack Avenue, Hackensack, NJ 07601
(Address of principal executive offices) (Zip code)

(201) 968-0980
(Registrant’s telephone number, including area code)

Item 5. Other Events and Required FD Disclosure.

On August 5, 2004, registrant issued a press release, a copy of which is included as an exhibit to this filing.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits. The following exhibit is furnished herewith:

Exhibit
Number	Title

99.1	Press release dated August 5, 2004, issued by registrant

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOV Pharmaceutical, Inc.

Date: August 6, 2004	/s/ Arnold Lippa

Arnold Lippa
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Title

99.1	Press release dated August 5, 2004, issued by registrant